UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

CINEMARK HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone number, including area code: 972.665.1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CNK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

(e) On May 15, 2024, a majority of the stockholders of Cinemark Holdings, Inc. (the “Company”, “we” or “our”) approved the Cinemark Holdings, Inc. 2024 Long-Term Incentive Plan (the “2024 LTIP”). The 2024 LTIP replaces the 2017 Omnibus Incentive Plan, as amended, which has been terminated effective May 15, 2024. The following description does not constitute a complete summary of the 2024 LTIP and is qualified in its entirety by the provisions of the 2024 LTIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The 2024 LTIP permits our Board of Directors to award our employees, directors, and consultants, and the employees, directors, and consultants of any parent and subsidiary companies, shares of our common stock in an effort to obtain and retain the services of employees, directors and consultants who will contribute to our long-range success. The 2024 LTIP provides a means by which we may give eligible participants an opportunity to benefit from increases in value of our common stock through the granting of one or more of the following:

•
Stock options (including both incentive stock options and nonqualified stock options)
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Restricted awards, which include restricted stock, restricted stock units and performance stock units,
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Stock appreciation rights, or SARs, and
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Other stock-based and cash-based awards.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On May 15, 2024, we held our Annual Meeting of Stockholders.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Company's Board of Directors set forth in Item 1 to the Company's Proxy statement filed with the U.S. Securities and Exchange Commission on April 2, 2024, were elected to hold office until the Company's 2027 annual meeting of stockholders, based upon the following votes:

Nominee	For	Withhold	Broker Non Vote
Darcy Antonellis	91,566,809	2,405,383	6,316,244
Carlos Sepulveda	79,447,291	14,054,863	6,789,282
Mark Zoradi	88,358,111	5,144,043	6,786,282

2. The proposal to approve, on an advisory basis, the 2023 Compensation of the Company's Named Executive Officers was approved based on the following votes:

For	Against	Abstain	Broker Non Vote
91,068,002	2,834,281	69,909	6,316,244

3. The proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public account firm for the fiscal year ending December 31, 2024, was approved based upon the following votes:

For	Against	Abstain
97,443,857	2,777,065	67,514

4. Approval of the Cinemark Holdings, Inc. 2024 Long-Term Incentive Plan

For	Against	Abstain	Broker Non Vote
91,659,374	2,284,822	27,996	6,316,244

Exhibit No.	Exhibit Description
EX-10.1	Cinemark Holdings, Inc. 2024 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President - General Counsel

Date: May 17, 2024